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                                                                    EXHIBIT 10.4

                                                                      Appendix A

                         AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), is made as of March 12, 1997, by and between Seirios Staff Services, Inc., a Nevada Corporation ("SSS"), and Exactly Sportswear, Inc. a Nevada Corporation ("ESI"). ESI is hereinafter sometimes referred to as the "Surviving Corporation", and together with SSS are referred to as the "Constituent Corporations". The principal business address of SSS is 16801 Addison Road, Suite 425, Dallas, Texas, 75248, and the principal business address of ESI is One East Camelback Road, Suite 680, Phoenix, Arizona 85012-1651.

     The authorized capital stock of SSS consist of 50,000,000 shares of Common Stock, par value $0.001 ("SSS Common Stock") and 5,000,000 shares of Preferred Stock, par value $0.001, and the authorized capital stock of ESI consists of 50,000,000 shares of Common Stock, $0.001 par value "the "ESI Common Stock"). The Directors of the Constituent Corporations deem it advisable and to the advantage of said Corporations that SSS merge into ESI upon the terms and conditions provided herein.

     NOW, THEREFORE, the parties hereby adopt the plan of reorganization encompassed by this Merger Agreement and hereby agree that SSS shall merge into ESI on the following terms, conditions and other provisions:

1.   Terms and Conditions.

     1.1 Merger. SSS shall be merged with and into ESI, which shall be the surviving corporation effective at the date when this Merger Agreement is filed as part of the required Articles of Merger with the Secretary of State of the state of Nevada (the "Effective Date").

     1.2 Succession. On the Effective Date, ESI shall succeed to all of the rights, privileges, powers, immunities and franchises and all the property, real, personal and mixed of SSS, without the necessity for any separate transfer. ESI shall thereafter be responsible and liable for all liabilities and obligations of SSS, and neither the rights of creditors nor any liens on the property of SSS shall be impaired by the merger.

     1.3 Common Stock of SSS and ESI. Upon the Effective Date, by virtue of the merger and without any further action on the part of the Constituent Corporations or their stockholders: (I) each share of SSS Common Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of ESI Common Stock; and (ii) every three shares of ESI Common Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of ESI Common Stock. If as a result of the foregoing conversion any stockholder of the Constituent Corporations would be entitled to receive a fractional share of ESI Common Stock upon the Effective Date, the number of shares of
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ESI Common Stock issuable to such stockholder or stockholders shall be rounded up to the nearest whole share.

     1.4 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of SSS Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of ESI Common Stock into which the shares of SSS represented by such certificates have been converted as provided in clause 1.3(i), above, and shall be so registered on the books and records of ESI or its transfer agent, and all of the outstanding certificates that prior to the Effective Date represented shares of ESI Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of ESI Common Stock into which the shares represented by such certificates have been converted as provided in clause 1.3(ii), above, and shall be so registered on the books and records of ESI or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to ESI or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of ESI evidenced by such outstanding certificate as provided above.

     1.5 Options and Warrants. On the Effective Date, ESI will assume and continue the stock option plan of SSS and any successor plan or plans, the outstanding and unexercised portions of all options to buy SSS Common Stock shall become options for the proportionate number of shares of ESI Common Stock with no other changes in the terms and conditions of such options, including exercise prices, and effective upon the Effective Date, ESI hereby assumes the outstanding and unexercised portions of such options and the obligations of SSS with respect thereto.

     1.6 Acts, Plans, Policies, Agreements, Etc. All Corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of SSS, its stockholders, Board of Directors and committees thereof, Officers and agents which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of ESI and shall be as effective and binding thereon as the same were with respect to SSS.

2.   Charter Documents, Directors and Officers

     2.1 Articles of Incorporation. The Articles of Incorporation, as amended, of ESI as in effect immediately prior to the Effective Date shall remain the Articles of Incorporation of ESI after the Effective Date; provided, that said Articles of Incorporation shall be amended as follows:

Amendment 1. The Articles of Incorporation of the Corporation are amended by striking Article One in its entirety and replacing therefor:

          ARTICLE ONE. (NAME). The name of the corporation is:
          ------------
                         Seirios Staff Services, Inc.
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Amendment 2.  The Articles of Incorporation of the Corporation are amended by striking Article Four in its entirety and replacing therefor:

          ARTICLE FOUR. (CAPITAL STOCK).
          -------------

          1. Shares, classes and Series Authorized. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 55,000,000 shares. Stockholders shall not have any preemptive rights, nor shall Stockholders have the right to cumulative voting in the election of Directors or for any other purpose. The classes and the aggregate number of shares of stock of each class which the Corporation shall have authority to issue are as follows:

     (a)  50,000,000 shares of common stock, $0.001 par value ("Common Stock")

     (b) 5,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock").

          2. Powers and Rights of the Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors, and in such resolution or resolutions providing for the issuance of shares of each particular series, the Board of
     Directors is also expressly authorized to fix: the right to vote, if any; the consideration for which the shares of such series are to be issued; the number of shares constituting such series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the affairs of the Corporation, the rights, if any, which the holders of shares of such series that shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the Corporation or for any debt securities of the Corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; whether shares of such series shall be subject to redemption, and the redemption price or prices and other terms of redemption, if any, for shares of such series including, without limitation, a redemption price or prices payable in shares of Common Stock; the terms and amounts of any sinking fund for the purchase or redemption of shares of such series; and any and all other designations, preferences, and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof pertaining to shares of such series' permitted by law.
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          3.  Issuance of the Common Stock and the Preferred Stock. The Board of
     Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes in such amounts, to such persons, corporations or entities, for such consideration, and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the Stockholders, except as otherwise required by law. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the Corporation.

Amendment 3. The Articles of Incorporation are amended by the addition of Article Twelve as follows:

          ARTICLE TWELVE. (OFFICER AND DIRECTOR LIABILITY). To the fullest
          ------------------------------------------------
     extent that the Nevada Revised Statutes exist on the date hereof or as they may hereafter be amended permits the limitation or elimination of the liability of Directors and Officers, no Director or Officer of the Corporation shall be liable to the Corporation or its Stockholders for monetary damages for breach of fiduciary duty as a Director or Officer. No amendment to these Articles of Incorporation, directly or indirectly by merger, consolidation, or otherwise, having the effect of amending or repealing any of the provisions of this Article Twelve shall apply to have any effect on the liability or alleged liability of any Director or Officer of the Corporation for or with respect to any acts or omissions of such Director or Officer occurring prior to such amendment or repeal, unless such amendment shall have the effect of further limiting or eliminating such liability.

Amendment 4. the Articles of Incorporation of the Corporation are amended by the addition of Article Thirteen as follows:

          ARTICLE THIRTEEN. (CONTROLLING INTEREST/ INTERESTED STOCKHOLDERS).
          ----------------
     The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, and Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article Thirteen shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

     2.2 Bylaws. The Bylaws of ESI as in effect immediately prior to the Effective Date shall remain the Bylaws of ESI after the Effective Date.
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     2.3  Directors and Officers. On the Effective Date, the Board of Directors
of ESI will consist of the members of the Board of Directors of SSS immediately prior to the Merger. The individuals serving as executive officers of SSS immediately prior to the Merger will serve as executive Officers of ESI upon the effectiveness of the Merger.

3.   Miscellaneous

     3.1 Further Assurances. From time to time, and when required by ESI or by its successors and assigns, there shall be executed and delivered on behalf of SSS such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to conform of record or otherwise, in ESI the title to and possession of all the property, intents, assets, rights, privileges, immunities, powers, franchises and authority of SSS and otherwise to carry out the purposes of this Merger Agreement, and the Directors and Officers of SSS are fully authorized in the name and on behalf of SSS or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the stockholders of SSS and ESI, this Merger Agreement may be amended in any manner (except that any of the principal terms may not be amended without the approval of the stockholders of SSS and ESI) as may be determined in the judgment of the respective Boards of Directors of SSS and ESI to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the merger may be abandoned by the Boards of Directors of SSS or ESI notwithstanding the approval of this Merger Agreement by the stockholders of SSS or ESI, or the consummation of the merger may be deferred for a reasonable period if, in the opinion of the Board of Directors of SSS or ESI, such action would be in the best interests of the Constituent Corporations.

     3.4 Reverse Splits. For a period of two years following the completion of the actions described in paragraph 1.1(a), above, neither ESI nor any of its successors shall effect a reverse split in the issued and outstanding common stock of ESI; provided, that this restriction shall not apply from and after the date on which any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), (other than ESI, a majority-owned subsidiary of ES, an affiliate of ESI within the meaning of the Exchange Act, or an employee benefit plan of ESI, including any trustee of such plan acting as trustee), is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of ESI (or a successor to ESI) representing 60% or more of the combined voting power of the then outstanding securities of ESI or such successor.

     3.4 SSS Status and Approval. As an inducement to, and to obtain the reliance of, ESI, SSS represents and warrants as follows:
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     (a)  SSS is a corporation duly organized and validly existing under the laws of the state of Nevada. The execution and delivery of this Exchange Agreement does not, and the consummation of the transactions contemplated by this Exchange Agreement in accordance with the terms hereof will not: violate any provision of the Articles of Incorporation, Charter or Bylaws of SSS, result in the breach of, constitute a default under, result in the acceleration of, create in any person the right to accelerate, terminate, modify, cancel, or require any notice under, any material agreement, contract, lease, license, instrument, or other arrangement to which SSS is a party or by which it is bound or to which any of its assets is subject, or, violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court of which SSS has knowledge and to which it is subject, the result of which would have a material adverse effect on the proposed business operations, assets, or financial condition of SSS.

     (b) Subject to obtaining stockholder approval of this Merger Agreement as required by Nevada Revised Statutes, SSS has full power and authority, and has taken all action required by law, its Articles of Incorporation and Bylaws, and otherwise to execute and deliver this Merger Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Board of Directors of SSS has duly authorized the execution, delivery, and performance of this Merger Agreement by SSS. This Merger Agreement represents the valid and binding obligation of SSS enforceable in accordance with its terms.

     3.6 ESI Status and Approval. As an inducement to, and to obtain the reliance of SSS, ESI represents and warrants as follows:

     (a) ESI is a corporation duly organized and validly existing under the laws of the state of Nevada. The execution and delivery of this Exchange Agreement does not, and the consummation of the transactions contemplated by this Exchange Agreement in accordance with the terms hereof will not: violate any provision of the Articles of Incorporation, Charter or Bylaws of SSS, result in the breach of, constitute a default under, result in the acceleration of, create in any person the right to accelerate, terminate, modify, cancel, or require any notice under, any material agreement, contract, lease, license, instrument, or other arrangement to which ESI is a party or by which it is bound or to which any of its assets is subject, or, violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court of which ESI has knowledge and to which it is subject, the result of which would have a material adverse effect on the proposed business operations, assets, or financial condition of ESI.

     (c) Subject to obtaining stockholder approval of this Merger Agreement as required by the Nevada Revised Statutes, ESI has full power and authority, and has taken all action required by law, its Articles of Incorporation and Bylaws, and otherwise to execute and deliver this Merger Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Board of Directors of ESI has duly authorized the execution, delivery, and performance of this Merger Agreement by ESI. This Merger Agreement represents the valid and binding obligation of ESI enforceable in accordance with its terms.

     3.7 Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.
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    IN WITNESS WHEREOF, This Merger Agreement has been signed as of the date first-above written for and on behalf of the Corporate parties hereto by the undersigned thereunto duly authorized.

SEIRIOS STAFF SERVICES, INC.                 EXACTLY SPORTSWEAR, INC.


   /s/ BYRON STUCKEY                            /s/ CURTIS M. JAMISON
By:___________________________               By:_______________________________
   Byron Stuckey, President                     Curtis M. Jamison, President